UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) February 6, 2023

SPIRIT AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35186		38-1747023
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification Number)

2800 Executive Way	Miramar,	Florida	33025
(Address of Principal Executive)			(Zip Code)
(954) 447-7920
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SAVE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
On February 6, 2023, Spirit Airlines, Inc. filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”). This Current Report on Form 8-K/A (the “8-K Amendment”) is being filed solely to correct a quoted statement regarding CASM ex-fuel expectations for 2023. Except for the inclusion of this correction, the 8-K Amendment does not modify or update other disclosures in the Original Form 8-K.
Item 2.02.    Results of Operations and Financial Condition.
    On February 6, 2023, Spirit Airlines, Inc. (the “Company” or “Spirit”) issued a press release announcing its unaudited financial results for the fourth quarter and full year of 2022. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
    Non-GAAP financial measures that reflect adjustments from historical financial data prepared under GAAP, including adjustments for special items, are included in the press release as supplemental disclosures because the Company believes they are useful indicators of the Company's operating performance for comparative purposes. These non-GAAP financial measures are well recognized performance measurements in the airline industry that are frequently used by investors, securities analysts and other interested parties in comparing the operating performance of companies in the airline industry. The non-GAAP financial measures provided have limitations as an analytical tool. Because of these limitations, non-GAAP financial measures should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. The Company has also provided in the press release reconciliations of these non-GAAP financial measures to the appropriate GAAP financial measures.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits

The following is furnished as an exhibit to this report and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act:

Exhibit No.	Description

99.1	Press Release Regarding Fourth Quarter 2022 Financial Results
99.2	Fleet Plan as of February 6, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2022	SPIRIT AIRLINES, INC.

By: /s/ Thomas Canfield
Name: Thomas Canfield
Title: Senior Vice President and General Counsel